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                                                                Exhibit 5(a)(ii)








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   Complete and Return to:                 THE UNITED STATES LIFE Insurance Company                GENERATIONS(TM)
   Administrative Center                       In the City of New York ("USL")                     ===============
         P.O. Box                              Administrative Center: Houston, TX                  VARIABLE ANNUITY
        Houston, TX
      (800) 346-4944                         VARIABLE ANNUITY CERTIFICATE APPLICATION
   Fax: (713) 831-3701
Hearing Impaired: (888) 436-5257

INSTRUCTIONS: PLEASE TYPE OR PRINT IN PERMANENT BLACK INK.
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1. ANNUITANT                                                    |   2. CONTINGENT ANNUITANT (optional)
   Name: __________________________________________________     |      Name: __________________________________________________
   Address: _______________________________________________     |      Address: _______________________________________________
   ________________________________________________________     |      ________________________________________________________
   Phone: ________________ DOB: ______________ (Max Age 85)     |      Phone: ________________ DOB: ______________ (Max Age 85)
   Sex: [_]M  [_]F    SS #: _______________________________     |      Sex: [_]M  [_]F    SS #: _______________________________
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3. OWNER (Complete only if different than Annuitant)                   JOINT OWNER (optional)
   Name: __________________________________________________            Name: _________________________________________________
   Address: _______________________________________________            Address: ______________________________________________
   ________________________________________________________            _______________________________________________________
   Phone: ________________ DOB: ______________ (Max Age 85)            Phone: ________________ DOB: ______________ (Max Age 85)
   Sex: [_]M  [_]F   Tax ID or SS #: ______________________            Sex: [_]M  [_]F   Tax ID or SS #: ______________________
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4. BENEFICIARY DESIGNATION (if more space is needed, use Section 10):
                                                         _______________
   PRIMARY (if more than one, indicate percentages)             |      CONTINGENT (if more than one, indicate percentages)
   Name/Relationship                                            |      Name/Relationship
                                                                |
                                                                |
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5. PAYMENT INFORMATION
   Initial Purchase Payment $ _______________          If [_]1035X  OR  [_] Transfer, estimated amount $ ______________
   [_] Non-Qualified (minimum $5,000)  [_] Qualified: (minimum $2,000) (check appropriate boxes in sections A and B)
              A. [_] Rollover    [_] Transfer
              B. Type of Plan:   [_] IRA  [_] ROTH IRA  [_] SEP-IRA  [_] 401(k)  [_] 401(a)  [_] Other _____________
   If any portion of the initial purchase payment is allocated to a Fixed Account, refer to this section in the prospectus and to your annuity certificate regarding eligibility for an interest rate lock on 1035 Exchanges or other rollovers and transfers that qualify for special tax treatment under the Internal Revenue Code.
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6. INVESTMENT OPTIONS   Total allocation must equal 100%. Use whole percentages only.

   Asian Equity (95)             ______%        Global Equity (85)         ______%        Morgan Stanley
   Domestic Income (80)          ______%        Government (86)            ______%          Real Estate Securities (93)  ______%
   Emerging Growth (81)          ______%        Growth and Income (88)     ______%        Strategic Stock (96)           ______%
   Emerging Markets Equity (82)  ______%        High Yield (89)            ______%        Value (94)                     ______%
   Enterprise (83)               ______%        International Magnum (90)  ______%        1-Year Guarantee Period        ______%
   Equity Growth (87)            ______%        Mid Cap Value (91)         ______%        Other _____________________    ______%
   Fixed Income (84)             ______%        Money Market (92)          ______%
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7. AUTOMATIC REBALANCING ($25,000 minimum) Total allocation must equal 100%. Use whole percentages only.
   [_]  Check here for Automatic Rebalancing of investments, based on certificate anniversary, to the VARIABLE ALLOCATIONS ONLY indicated below or then in effect.
        FREQUENCY:    [_] Quarterly    [_] Semiannually    [_] Annually

   Asian Equity (95)             ______%        Global Equity (85)         ______%        Morgan Stanley                 ______%
   Domestic Income (80)          ______%        Government (86)            ______%          Real Estate Securities (93)  ______%
   Emerging Growth (81)          ______%        Growth and Income (88)     ______%        Strategic Stock (96)           ______%
   Emerging Markets Equity (82)  ______%        High Yield (89)            ______%        Value (94)                     ______%
   Enterprise (83)               ______%        International Magnum (90)  ______%        Other _____________________    ______%
   Equity Growth (87)            ______%        Mid Cap Value (91)         ______%
   Fixed Income (84)             ______%        Money Market (92)          ______%
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8. DOLLAR COST AVERAGING
   Dollar cost average  [_] $________  OR  [_] _______% taken from the [_] Money Market OR [_] 1-Year Guarantee Period
   Frequency: [_] Monthly [_] Quarterly [_] Semiannually [_] Annually
   Duration: [_] 12 months  [_] 24 months  [_] 36 months  [_] 48 months  [_] 60 months to be allocated to the following Variable
   Division(s) as indicated: (When furnishing the allocations below, you must only use EITHER dollars OR percentages throughout the request.)

   Asian Equity (95)             ______%        Global Equity (85)         ______%        Morgan Stanley
   Domestic Income (80)          ______%        Government (86)            ______%          Real Estate Securities (93)  ______%
   Emerging Growth (81)          ______%        Growth and Income (88)     ______%        Strategic Stock (96)           ______%
   Emerging Markets Equity (82)  ______%        High Yield (89)            ______%        Value (94)                     ______%
   Enterprise (83)               ______%        International Magnum (90)  ______%        Other _____________________    ______%
   Equity Growth (87)            ______%        Mid Cap Value (91)         ______%
   Fixed Income (84)             ______%        Money Market (92)          ______%

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9. REPLACEMENT Will the proposed contract replace any existing annuity or insurance contract?  [_] No  [_] Yes
   (If yes, list company name, plan, year of issue and complete appropriate replacement documents.)
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10.  SPECIAL INSTRUCTIONS

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11.  SIGNATURES
     All statements made in this application are true to the best of our knowledge and belief, and we agree to all terms and conditions as shown.
     We further agree that this application, if attached, shall be a part of the annuity contract, and verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE,
     MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO THE DOLLAR AMOUNT.
     We acknowledge receipt of the current prospectuses for the American General Life Insurance Company Separate Account D,
     Van Kampen Life Investment Trust and Morgan Stanley Dean Witter Universal Funds, Inc. If this application is for an IRA,
     ROTH IRA, or a Simplified Employee Pension, we acknowledge receipt of the applicable Individual Retirement Annuity
     Disclosure Statement provided to us in conjunction with the current prospectuses.
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     UNDER PENALTIES OF PERJURY, I CERTIFY (1) THAT THE SOCIAL SECURITY (OR TAXPAYER IDENTIFICATION) NUMBER IS CORRECT AS IT
     APPEARS IN THIS APPLICATION AND (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406 (a)(1)(C) of the
     INTERNAL REVENUE CODE.
     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS
     REQUIRED TO AVOID BACKUP WITHHOLDING.
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     Signed at _______________________________________________________________________       Date: ______________________________
               CITY                                              STATE
     _________________________________________________________           ________________________________________________________
     SIGNATURE OF ANNUITANT                                              SIGNATURE OF OWNER (if different that Annuitant)

     _________________________________________________________           ________________________________________________________
     SIGNATURE OF CONTINGENT ANNUITANT (if applicable)                   SIGNATURE OF  JOINT OWNER (if applicable)
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12.  DEALER/LICENSED AGENT INFORMATION AND SIGNATURES

     Licensed Agent: _________________________________________           _________________________________________________________
                     PRINT NAME                                          AGENT NUMBER/LOCATION

                     _________________________________________           _________________________________________________________
                     PHONE                                               STATE LICENSE NUMBER

     Will the proposed contract replace any existing annuity or insurance contract?    [_] NO  [_] YES

     The agent hereby certified he/she witnessed the signature(s) contained in this application and that all information contained in this application is true to the best of his/her knowledge and belief.

     Signature of Licensed Agent: _________________________________________________________________

     Broker Dealer: _______________________________________________________________________________
                               PRINT NAME
     Branch Office: __________________________________________________________________________________________________________
                               STREET ADDRESS                            CITY                STATE                  ZIP

     Signature of Licensed Principal of Broker Dealer: _______________________________________________________________________

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For Agent Use Only - Contact your Home Office for details. [_] Profile A [_] Profile B [_] Profile C Once selected, Profile cannot be changed on this certificate.
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